Exhibit 99.1
FOR IMMEDIATE RELEASE

Investors contact:	Media contact:
Linda Snyder	Alan Bernheimer
408/588-8405	408/496-7467
Linda_snyder@hyperion.com	Alan_bernheimer@hyperion.com
HYPERION REPORTS STRONG FIRST QUARTER RESULTS
System 9 Drives Double-Digit License Revenue Growth
SANTA CLARA, Calif., October 19, 2006 — Hyperion Solutions (Nasdaq Global Select: HYSL), the global leader in Business Performance Management (BPM) software, today announced financial results for its fiscal first quarter ended September 30, 2006.
     Total revenues for the quarter increased 17% to $198.5 million, compared to $170.2 million for the same period a year ago. Software license revenue increased 13% to $68.1 million, compared to $60.5 million for the same period a year ago, while maintenance and services revenue grew 19% to a record $130.4 million, compared to $109.7 million in the year-ago period.
     The company’s first quarter net income, as reported in accordance with U.S. generally accepted accounting principles (GAAP), was $11.9 million, or $0.20 per diluted share, compared to net income of $13.3 million, or $0.22 per diluted share, for the first quarter of fiscal 2006. The company’s first quarter net income includes a one-time charge for the settlement of litigation of $0.04 per diluted share.
     First quarter non-GAAP net income increased 2% year-over-year to $20.2 million, or $0.34 per diluted share, excluding the impact of charges, net of related tax, for the deferred maintenance revenue adjustments and the amortization of purchased intangible assets; restructuring credits; and SFAS 123R equity-based compensation. These results compare to non-GAAP net income of $19.9 million, or $0.33 per diluted share, for the first quarter of fiscal 2006.
     Hyperion’s balance sheet reflects cash and short-term investments totaling $436.2 million at September 30, 2006 and $437.3 million at June 30, 2006. Cash flow from operations for the quarter was $24.4 million. The company used cash of $25 million to repurchase stock during the quarter, as part of a $100 million stock repurchase program announced in April 2006. Days sales outstanding (DSO) for the quarter improved nine days sequentially to 64 days.
     “We’re pleased to deliver another quarter of outstanding financial results,” said Godfrey R. Sullivan, Hyperion’s president and chief executive officer. “License revenue grew 13% overall and in double-digits across each of our three geographies, driven by the continued success of Hyperion System 9. As the industry’s only performance management system that integrates financial applications with a

Hyperion Reports Q1 FY07 Results	p.2
business intelligence platform, System 9 gives us a competitive advantage in the marketplace, as customers increasingly choose Hyperion as the management system for their global enterprise.”
Business Outlook for Q2 FY07
     Hyperion also reported today its outlook for the second quarter of fiscal year 2007. On a GAAP basis, the company currently expects total revenues in the range of $210 million to $215 million and diluted earnings per share in the range of $0.26 to $0.30. This outlook assumes an effective tax rate of 40.2%, and diluted shares outstanding of 59.7 million.
     Excluding the impact of the amortization of purchased intangible assets, equity-based compensation expense, restructuring costs, and the revenue adjustments of the deferred maintenance write-down to fair value, the company expects diluted earnings per share on a non-GAAP basis for the second quarter in the range of $0.41 to $0.45, and a non-GAAP effective tax rate of 38.0%.
Reconciliation of GAAP to Non-GAAP Diluted Earnings per Share for Q2 FY07 Business Outlook

Projected Q2 FY07 GAAP Diluted Earnings per Share	$0.26 - $0.30

Plus:

Revenue impact of deferred maintenance revenue write-down	0.01
Amortization of purchased intangible assets	0.05
Equity-based compensation expense	0.16
Less: Income tax effect of non-GAAP adjustments	(0.07)

Projected Q2 FY07 Non-GAAP Diluted Earnings per Share	$0.41 - $0.45

A reconciliation of our historical non-GAAP information as well as a discussion of information investors should consider when reviewing our non-GAAP information follows the attached financial statements.
Other Recent Developments
Other recent company developments include:
•	Won major customer contracts at Alcan Inc. (Canada), Böhler-Uddeholm AG (Austria), Cash America International, Constellation Brands, Corporativo Bimbo SA de CV (Mexico), General Dynamics Advanced Information Systems, Marathon Oil Corporation, Sodexho Alliance (France), The Cooper Companies, The University of Texas Medical Branch, and Xstrata (Schweiz) AG (Switzerland).

•	Named the revenue leader for Worldwide Business Performance Management Applications by market research firm IDC. Hyperion leads the space with 19 percent market share, more than twice the

Hyperion Reports Q1 FY07 Results	p.3
nearest competitor, according to IDC’s estimates for calendar year 2005 software license and maintenance revenue.
•	Together with Google, announced plans to integrate Hyperion System 9 and Google’s OneBox for Enterprise, a feature of the Google Search Appliance. This new solution will be the first to provide access to all BPM content, not just BI-related information and report retrieval.
•	Appointed Jon Temple as executive vice president of Hyperion’s Worldwide Field Organization. Temple brings more than 20 years experience in the software industry to Hyperion, including most recently as president and chief executive officer of Above All Software, a privately held firm providing business integration software, and 12 years at Business Objects in a variety of executive sales and operational leadership positions.
•	Mercedes Ellison, Hyperion’s vice president of global partner sales, was recognized as one of the top 50 women in the technology integration business by CMP Media’s VARBusiness magazine’s first annual “Power 50 Women in the Channel.”
•	Four Hyperion customers captured Computerworld’s BI Perspectives award and a fifth earned honorable mention for best practices in Business Intelligence. Among the customers honored were BNSF Railway, Chicago Mercantile Exchange, Rensselaer Polytechnic Institute, and Helzberg Diamonds.
Conference Call and Webcast
     Hyperion’s executive management will host a conference call at 5:00 p.m. ET today to discuss these financial results. The conference call and slide presentation will be webcast live with access from the Investor Relations section of the Hyperion web site at www.hyperion.com. A replay of the webcast will also be available from the company’s Web site.
About Hyperion
Hyperion Solutions Corporation (Nasdaq Global Select: HYSL) is the global leader in Business Performance Management software. More than 12,000 customers in 90 countries rely on Hyperion both for insight into current business performance and to drive performance improvement. With Hyperion software, businesses collect, analyze and share data across the organization, linking strategies to plans and monitoring execution against goals. Hyperion integrates financial management applications with a business intelligence platform into a single management system for the global enterprise. For more information, visit www.hyperion.com.
Forward-Looking Statements
Statements in this press release relating to the future, including but not limited to those made in connection with our “Business Outlook,” are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “potential,” “estimated,” “projects,” “anticipate,” “plans,” “expects,” “believes” and similar expressions. These forward-looking statements

Hyperion Reports Q1 FY07 Results	p.4
are based on current plans and expectations, and involve risks and uncertainties, including important factors that could cause our actual results to differ materially from those projected in the forward-looking statements. These factors include, without limitation, our ability to increase software license revenue (by either increasing sales of newer products or reducing the decline in revenue from older and existing products), the occurrence of unexpected and significant product quality problems, our ability to maintain or increase partner revenue, lower than expected customer adoption rates for System 9, our ability to successfully integrate acquired businesses or technologies, strengthening of the dollar against key European currencies, the impact of new or existing competitive products and pricing, a decline in customer demand and technological shifts. For a more detailed discussion of factors that could affect the company’s performance and cause actual results to differ materially from those anticipated in the forward-looking statements, interested parties should review the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K filed on September 1, 2006. The results contained in this press release are preliminary and therefore subject to change as the company completes its review of the second quarter. The company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances. Although this release may remain available on the company’s website or elsewhere, its continued availability does not indicate that the company is reaffirming or confirming any of the information contained herein as of a later date.
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Hyperion Reports Q1 FY07 Results	p.5
Hyperion Solutions Corporation
Non-GAAP Results
(In thousands except for per share data and percentages)
     The following table reflects Hyperion’s non-GAAP results reconciled to GAAP results as included in this release.

	Three Months Ended
	September 30,	September 30,
	2006	2005
GAAP Net Income	$11,936	$13,292

Plus:
Equity-based compensation expense	9,074	7,790
Amortization of purchased intangible assets	3,117	2,408
Restructuring credits	(26)	(100)
Deferred maintenance revenue adjustment	562	—
Less: Income tax effect of non-GAAP adjustments	(4,455)	(3,534)

Non-GAAP Net Income	$20,208	$19,856

GAAP Operating Income	$16,285	$17,874
GAAP Operating Margin Percentage	8.2%	10.5%
Non-GAAP Operating Income	$29,012	$27,972
Non-GAAP Operating Margin Percentage	14.6%	16.4%
Non-GAAP operating income excludes the impact of charges for equity-based compensation, amortization of purchased intangible assets, restructuring credits, and deferred maintenance revenue adjustments.

	Three Months Ended
	September 30,	September 30,
Diluted net income per share:	2006	2005
GAAP net income per share	$0.20	$0.22

Plus:
Equity-based compensation expense	0.15	0.13
Amortization of purchased intangible assets	0.06	0.04
Restructuring credits	—	—
Deferred maintenance revenue adjustment	0.01	—
Less: Income tax effect of non-GAAP adjustments	(0.08)	(0.06)

Non-GAAP Net Income per share	$0.34	$0.33

Shares used in computing diluted net income per share	58,905	61,070
Non-GAAP Financial Information
     The non-GAAP information included in this press release is not prepared in accordance with GAAP because it excludes equity-based compensation, amortization of purchased intangible assets, restructuring credits, and deferred maintenance revenue adjustments. Management believes the

Hyperion Reports Q1 FY07 Results	p.6
presentation of this non-GAAP information may be useful to investors because the Company has historically provided this or similar information and understands that some investors find it helpful in analyzing the Company’s revenues and expenses and comparing them to the revenues and expenses of the Company’s competitors or others. Management uses this non-GAAP information, along with GAAP information, in evaluating the Company’s historical and projected revenues and expenses, primarily with a view to assessing ongoing revenues and expenses associated with specific, non-recurring transactions, as is the case with our deferred maintenance revenue adjustment, purchased intangible assets, and restructuring costs. Management uses the non-GAAP information relating to our equity-based compensation, along with GAAP information, to compare this specific non-cash expense with similar expenses of the Company’s competitors or others. Management does so, in part, because of the divergence of opinion as to the best accounting method of equity compensation, notwithstanding the recent adoption of FAS 123R.
     The non-GAAP information is not prepared in accordance with generally accepted accounting principles and may differ from the non-GAAP information used by other companies. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP information. In this regard, while the specific transactions causing the non-GAAP expenses are non-recurring, the Company in the future may effect other transactions, such as acquisitions or restructurings that will trigger similar expenses. Moreover, the Company expects in the future to incur additional equity-based compensation with the granting of additional equity compensation pursuant to FAS 123R and otherwise. For these reasons, our non-GAAP information may not be as useful to investors as the GAAP information also provided. A reconciliation of our non-GAAP information to our GAAP information appears following the heading “Business Outlook” above and after the financial statements for the historical periods noted above.

Hyperion Solutions Corporation
Consolidated Balance Sheets
(In thousands, except par value)

	September 30,	June 30,
	2006	2006
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$158,004	$166,055
Short-term investments	278,171	271,228
Accounts receivable, net of allowances of $11,017 and $10,370	140,313	180,384
Deferred tax assets	11,621	10,869
Prepaid expenses and other current assets	31,136	35,205

TOTAL CURRENT ASSETS	619,245	663,741

Property and equipment, net	74,489	76,221
Goodwill	157,046	157,208
Other intangible assets, net	34,163	38,525
Deferred tax assets	41,425	40,956
Other assets	12,442	5,669

TOTAL ASSETS	$938,810	$982,320

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$59,439	$78,014
Accrued employee compensation and benefits	47,152	68,243
Income taxes payable	39,585	47,009
Deferred revenue	170,839	171,142
Restructuring liabilities	6,867	6,943

TOTAL CURRENT LIABILITIES	323,882	371,351

Long-term restructuring liabilities and other	19,455	21,384

TOTAL LIABILITIES	343,337	392,735

Stockholders’ equity:
Preferred stock — $0.001 par value; 5,000 shares authorized; none issued	—	—
Common stock — $0.001 par value; 300,000 shares authorized; 57,883 and 58,301 shares issued and outstanding	58	58
Additional paid-in capital	545,207	534,716
Retained earnings	51,228	57,142
Accumulated other comprehensive loss	(1,020)	(2,331)

TOTAL STOCKHOLDERS’ EQUITY	595,473	589,585

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$938,810	$982,320

Hyperion Solutions Corporation
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	September 30,
	2006	2005
REVENUES
Software licenses	$68,130	$60,524
Maintenance and services	130,373	109,701

TOTAL REVENUES	198,503	170,225

COSTS AND EXPENSES
Cost of revenues:
Software licenses	5,873	3,839
Maintenance and services	49,973	37,954
Sales and marketing	73,159	66,648
Research and development	30,196	27,881
General and administrative	23,043	16,129
Restructuring credits	(26)	(100)

TOTAL COSTS AND EXPENSES	182,218	152,351

OPERATING INCOME	16,285	17,874

Interest and other income, net	3,552	2,576

INCOME BEFORE INCOME TAXES	19,837	20,450

Income tax provision	7,901	7,158

NET INCOME	$11,936	$13,292

Basic net income per share	$0.21	$0.22
Diluted net income per share	$0.20	$0.22

Shares used in computing basic net income per share	57,459	59,274
Shares used in computing diluted net income per share	58,905	61,070

Hyperion Solutions Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	September 30,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$11,936	$13,292
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,907	8,100
Stock-based compensation	9,074	7,785
Provision for accounts receivable allowances	1,977	1,292
Deferred tax assets	(1,026)	(997)
Income tax benefit from exercise of stock options	244	—
Changes in operating assets and liabilities:
Accounts receivable	39,094	20,533
Prepaid expenses and other current assets	4,199	(1,288)
Other assets	54	(11)
Accounts payable and accrued liabilities	(19,005)	(3,612)
Accrued employee compensation and benefits	(21,445)	(9,552)
Income taxes payable	(7,451)	3,542
Deferred revenue	(1,184)	496
Restructuring liabilities	(117)	(1,684)
Long-term restructuring liabilities and other	(1,849)	(1,501)

Net cash provided by operating activities	24,408	36,395

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale and other investments	(83,500)	(122,918)
Proceeds from sales and maturities of investments	70,297	94,095
Purchases of property and equipment	(3,756)	(3,467)
Purchases of other intangible assets	(12)	(37)

Net cash used in investing activities	(16,971)	(32,327)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on capital leases	(77)	—
Purchases of common stock	(25,000)	(45,860)
Proceeds from issuance of common stock	7,373	8,643
Income tax benefit from exercise of stock options	950	2,276

Net cash used in financing activities	(16,754)	(34,941)

Effect of exchange rate on cash and cash equivalents	1,266	(894)

DECREASE IN CASH AND CASH EQUIVALENTS	(8,051)	(31,767)
Cash and cash equivalents at beginning of period	166,055	170,740

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$158,004	$138,973

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$27	$—
Cash paid for income taxes	$14,476	$2,809

Hyperion Solutions Corporation
Supplemental Financial Data
($ in thousands)
(Unaudited)

	Fiscal 2006								Fiscal 2007		%Change over	%Change over
	Q1		Q2		Q3		Q4		Q1		Q4 06	Q1 06
Revenue Analysis
Software License Revenue	$60,524	35%	$74,445	40%	$64,351	35%	$95,797	43%	$68,130	34%	-29%	13%
Maintenance and Services Revenue:
Maintenance Revenue	77,940	46%	81,396	44%	83,499	45%	85,983	38%	89,610	45%	4%	15%
Consulting and Training Revenue	31,761	19%	29,653	16%	37,793	20%	42,090	19%	40,763	21%	-3%	28%

Total Maintenance and Services Revenue	109,701	65%	111,049	60%	121,292	65%	128,073	57%	130,373	66%	2%	19%

Total Revenue	$170,225	100%	$185,494	100%	$185,643	100%	$223,870	100%	$198,503	100%	-11%	17%

Revenue by Geography
Americas	$108,034	63%	$111,368	60%	$113,857	61%	$143,244	64%	$127,787	64%	-11%	18%
EMEA	49,332	29%	59,456	32%	58,436	32%	66,144	30%	56,636	29%	-14%	15%
APAC	12,859	8%	14,670	8%	13,350	7%	14,482	6%	14,080	7%	-3%	9%

Total Revenue	$170,225	100%	$185,494	100%	$185,643	100%	$223,870	100%	$198,503	100%	-11%	17%

Software License Revenue by Geography
Americas	$36,407	60%	$40,683	55%	$35,498	55%	$60,210	63%	$40,718	60%	-32%	12%
EMEA	18,537	31%	25,891	35%	22,254	35%	27,999	29%	20,323	30%	-27%	10%
APAC	5,580	9%	7,871	10%	6,599	10%	7,588	8%	7,089	10%	-7%	27%

Total Software License Revenue	$60,524	100%	$74,445	100%	$64,351	100%	$95,797	100%	$68,130	100%	-29%	13%

Software License Revenue by Channel
Direct	$44,293	73%	$57,960	78%	$49,946	78%	$78,504	82%	$56,181	82%	-28%	27%
Indirect	16,231	27%	16,485	22%	14,405	22%	17,293	18%	11,949	18%	-31%	-26%

Total Software License Revenue	$60,524	100%	$74,445	100%	$64,351	100%	$95,797	100%	$68,130	100%	-29%	13%

Transaction and Customer Information
Average Selling Price	$121		$118		$119		$148		$145		-2%	20%
Number of Software Transactions > $500	15		21		18		43		27		-37%	80%
Number of New Customers	310		292		289		285		272		-5%	-12%
Percentage of License Revenue from New Customers	27%		20%		26%		17%		26%		53%	-4%

Selected Balance Sheet and Cash Flow Information
Cash, Cash Equivalents and Short-Term Investments	$436,468		$425,368		$445,824		$437,283		$436,175		0%	0%
Cash Flow from Operations	$36,395		$5,376		$48,887		$63,881		$24,408		-62%	-33%
Repurchases of Common Stock	$45,860		$34,221		$29,329		$35,446		$25,000		-29%	-45%
Days Sales Outstanding	63		70		80		73		64		-12%	2%

Headcount
Quota-Carrying Sales Representatives	314		324		336		349		341		-2%	9%

Americas Headcount	1,745	67%	1,752	67%	1,777	67%	1,836	67%	1,853	66%	1%	6%
EMEA Headcount	632	24%	633	24%	653	25%	673	25%	712	26%	6%	13%
APAC Headcount	212	9%	217	9%	224	8%	211	8%	218	8%	3%	3%

Total Company Headcount	2,589	100%	2,602	100%	2,654	100%	2,720	100%	2,783	100%	2%	7%